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                                                                    EXHIBIT 99.2

PART I - FINANCIAL INFORMATION

Item 1.  Financial Statements

Super Food Services, Inc. and Subsidiaries
Consolidated Summary Balance Sheets
May 4, 1996, May 6, 1995 and August 26, 1995


                               May 4, 1996     May 6, 1995    Aug. 26, 1995
                              -------------   -------------   -------------
ASSETS
Current Assets:
  Cash                        $  8,106,913    $  3,898,885    $ 12,423,314
                              ------------    ------------    ------------

  Receivables:
    Retailer-trade              70,525,884      71,895,337      59,832,159
            -notes (current
              portion)           5,510,885       4,543,046       5,510,885
    Suppliers and
     miscellaneous              10,418,163       8,616,495       8,619,826
                              ------------    ------------    ------------
                                86,454,932      85,054,878      73,962,870
  Less Allowance for
    doubtful accounts          (11,162,497)     (9,422,380)     (9,293,061)
                              ------------    ------------    ------------

        Net Receivables         75,292,435      75,632,498      64,669,809
                              ------------    ------------    ------------

  Merchandise inventory         77,916,968      81,084,601      67,181,311
                              ------------    ------------    ------------

  Future tax benefits            4,568,828       6,767,576       4,568,828
                              ------------    ------------    ------------

  Prepaid expenses               8,377,104       7,827,347       8,481,566
                              ------------    ------------    ------------

        Total Current
          Assets               174,262,248     175,210,907     157,324,828

Notes Receivable-Retailers
  (net long-term portion)       18,348,803      18,772,412      17,652,617

Land, Buildings and
  Equipment, net                60,810,721      62,321,622      60,544,780

Other Assets                    20,836,745      19,993,297      21,376,314
                              ------------    ------------    ------------

        Total Assets          $274,258,517    $276,298,238    $256,898,539
                              ------------    ------------    ------------
                              ------------    ------------    ------------

The accompanying Notes are an integral part of these consolidated statements.

These interim statements are unaudited.


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                                                                          4

LIABILITIES AND SHAREHOLDERS' EQUITY


                              May 4, 1996     May 6, 1995     Aug. 26, 1995
                              ------------    ------------    -------------

Current Liabilities:
  Accounts payable            $ 41,037,260    $ 39,728,351     $ 36,650,208
  Notes payable to banks        14,000,000      21,000,000        5,000,000
  Current maturities of
    long-term notes and
    mortgages payable              400,000       2,657,000          800,000
  Current maturities of
    obligations under
    capitalized leases             864,173         797,024          864,173
  Current portion of
    Florida closing
    liabilities                          0         161,376                0
  Accrued payroll and
    vacation                     3,521,476       3,393,057        3,142,853
  Taxes other than
    income                       1,931,612       1,820,442        2,252,103
  Other current
    liabilities                  9,801,837      11,226,040        8,919,404
                              ------------    ------------     ------------

        Total Current
          Liabilities           71,556,358      80,783,290       57,628,741

Long-term Notes and
  Mortgages Payable             35,000,000      35,405,286       35,000,000

Obligations Under
  Capitalized Leases            24,926,496      22,181,849       25,419,906

Long-term Florida
  Closing Liabilities              882,864       1,904,293          971,836
                              ------------    ------------     ------------

        Total Liabilities      132,365,718     140,274,718      119,020,483
                              ------------    ------------     ------------

Shareholders' Equity:
  Common Shares, par
    value $1.00, 35,000,000
    shares authorized           10,997,448      10,948,814       10,948,814
  Paid-in capital               29,827,174      29,407,949       29,407,949
  Retained earnings            101,068,177      95,666,757       97,521,293
                              ------------    ------------     ------------

        Total Shareholders'
          Equity               141,892,799     136,023,520      137,878,056
                              ------------    ------------     ------------

Total Liabilities and
  Shareholders' Equity        $274,258,517    $276,298,238     $256,898,539
                              ------------    ------------     ------------
                              ------------    ------------     ------------


The accompanying Notes are an integral part of these consolidated statements. These interim statements are unauditied.


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                                                                          5

SUPER FOOD SERVICES, INC. AND SUBSIDIARIES

Consolidated Summary Statements of Income

For the Twelve Weeks Ended May 4, 1996 and May 6, 1995


                                        1996            1995
                                    -------------   -------------
Sales and Other Income              $259,907,791    $261,314,808

Cost and Expenses:

  Cost of Sales                      247,342,006     249,349,220

  Selling, General and
    Administrative Expenses            9,022,583       8,313,431

  Interest expense                     1,511,444       1,745,378

  Interest income                       (955,276)       (919,992)
                                    ------------    ------------

        Total Costs and Expenses     256,920,757     258,488,037
                                    ------------    ------------

Income Before Income Taxes             2,987,034       2,826,771

Provision for Income Taxes             1,135,619       1,095,904
                                    ------------    ------------

Net Income                          $  1,851,415    $  1,730,867
                                    ------------    ------------
                                    ------------    ------------

Weighted Average Number of
  Common Shares outstanding           10,997,448      10,948,814
                                    ------------    ------------
                                    ------------    ------------

Earnings Per Common Share           $       0.17    $       0.16
                                    ------------    ------------
                                    ------------    ------------

Dividends Declared Per
  Common Share                      $       0.10    $      0.095
                                    ------------    ------------
                                    ------------    ------------

The accompanying Notes are an integral part of these consolidated statements.

These interim statements are unaudited.


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                                                                          6

SUPER FOOD SERVICES, INC. AND SUBSIDIARIES

Consolidated Summary Statements of Income

For the Thirty-Six Weeks Ended May 4, 1996 and May 6, 1995


                                       1996            1995
                                    ------------    ------------

Sales and Other Income              $815,511,784    $792,439,344

Cost and Expenses:

  Cost of Sales                      775,313,969     753,755,100

  Selling, General and
    Administratiave Expenses          27,115,426      26,047,461

  Interest expense                     4,754,586       5,178,669

  Interest income                     (2,763,244)     (2,651,052)
                                    ------------    ------------

        Total Costs and Expenses     804,420,737     782,330,178
                                    ------------    ------------

Income Before Income Taxes            11,091,047      10,109,166

Provision for Income Taxes             4,245,216       3,939,066
                                    ------------    ------------

Net Income                          $  6,845,831    $  6,170,100
                                    ------------    ------------
                                    ------------    ------------

Weighted Average Number of
  Common Shares outstanding           10,982,858      10,948,814
                                    ------------    ------------
                                    ------------    ------------

Earnings Per Common Share           $       0.62    $       0.56
                                    ------------    ------------
                                    ------------    ------------
Dividends Declared Per
  Common Share                      $       0.30    $       .285
                                    ------------    ------------
                                    ------------    ------------


The accompanying Notes are an integral part of these consolidated statements.

These interim statements are unaudited.


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                                                                          7

SUPER FOOD SERVICES, INC. AND SUBSIDIARIES
Consolidated Summary Statements of Cash Flows
For the Thirty-Six Weeks Ended May 4, 1996 and May 6, 1995

                                            1996            1995
                                         -------------   -------------

CASH PROVIDED BY (USED FOR) OPERATIONS
  Net Income                             $  6,845,831    $  6,170,100

Items not affecting cash
  Depreciation and amortization             5,972,078       5,332,631
Current items (excluding cash
  and notes payable)-
    Receivables                           (10,622,626)     (9,933,109)
    Merchandise Inventory                 (10,735,657)    (17,741,623)
    Prepaid expenses and other                104,462       1,007,811
    Accounts payable                        4,387,052       1,426,406
    Other current liabilities                 981,087         620,096
    Florida Closing Liabilities               (88,972)     (1,588,331)
                                         ------------    ------------

        NET CASH USED FOR OPERATIONS       (3,156,745)    (14,706,019)
                                         ------------    ------------

CASH PROVIDED BY (USED FOR) INVESTING:
  Additions of property, equipment
    and direct financing leases            (5,738,972)     (5,002,233)
  Increase in long-term notes
    receivable                             (5,172,775)     (6,989,393)
  Payments on long-term
    notes receivable                        4,476,589       4,396,130
                                         ------------    ------------

        NET CASH USED FOR INVESTING        (6,435,158)     (7,595,496)
                                         ------------    ------------

CASH PROVIDED BY (USED FOR) FINANCING:
  Notes payable to banks (short-term)       9,000,000      12,000,000
  Notes payable to bank (long-term)                 0      10,000,000
  Payments on term debt
    and capital leases                       (893,410)     (8,514,075)
  Proceeds from Stock Purchase
    Plan/Stock Option Plan                    467,859               0
  Cash dividends                           (3,298,947)     (3,120,003)
                                         ------------    ------------

        NET CASH PROVIDED BY FINANCING      5,275,502      10,365,922

DECREASE IN CASH                           (4,316,401)    (11,935,593)
CASH, BEGINNING OF YEAR                    12,423,314      15,834,478
                                         ------------    ------------
CASH, END OF PERIOD                      $  8,106,913    $  3,898,885
                                         ------------    ------------
                                         ------------    ------------

SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest (excludes interest
      capitalized and imputed
      interest on leases)                $  3,217,526    $  3,489,984
                                         ------------    ------------
                                         ------------    ------------

    Income taxes                         $  5,758,600    $  2,786,486
                                         ------------    ------------
                                         ------------    ------------

The accompanying Notes are an integral part of these consolidated statements. These interim statements are unaudited.


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                                                                          8


            Super Food Services, Inc. and Subsidiaries

            Notes to Consolidated Financial Statements


1.       Financial Statements -

         The condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the informa-tion presented not misleading. It is suggested that these condensed financial statements be read in conjunction with the financial statements and the notes thereto included in the Company's latest annual report on Form 10-K.


2.       Accounting Policies -

         The interim financial information presented in this report has been prepared in accordance with the accounting policies described in the Notes to the Company's financial statements filed on the most recent Form 10-K. While management believes that the procedures followed in the preparation of interim information are reasonable, the accuracy of some estimated amounts is dependent upon facts that will exist or calculations that will be accomplished later in the fiscal year. Examples of such estimates (none individually significant) include unpaid expenses not invoiced and pension costs. In addition, an amount is expensed ratably for possible inventory shrinkage (based on prior experience and is adjusted to actual twice during the fiscal year) and to adjust the LIFO reserve (based upon the Company's best estimate of inflation to date).

         The information included in this Form 10-Q reflects all adjust-ments which are of a normal recurring nature and, in the opinion of management, necessary for a fair statement of the results of operations for the period presented.


3.       Reclassifications -

         Certain reclassifications have been made to prior years' amounts to make them comparable with the classifications of such amounts for fiscal year 1996.